American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
October 31, 2023

One Choice Blend+ 2060 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.5%
Avantis U.S. Equity Fund G Class	190,178	2,605,445
Avantis U.S. Small Cap Value Fund G Class	17,036	233,223
Focused Dynamic Growth Fund G Class(2)	39,075	1,718,537
Focused Large Cap Value Fund G Class	184,881	1,717,543
Heritage Fund G Class(2)	18,852	406,259
Mid Cap Value Fund G Class	29,002	416,763
Small Cap Growth Fund G Class	13,215	228,891
		7,326,661
International Equity Funds — 28.4%
Avantis Emerging Markets Equity Fund G Class	31,489	320,555
Avantis International Equity Fund G Class	92,233	961,986
Emerging Markets Fund G Class	50,793	479,997
Focused International Growth Fund G Class	37,837	540,319
Global Real Estate Fund G Class	30,265	323,835
International Small-Mid Cap Fund G Class	26,348	220,793
Non-U.S. Intrinsic Value Fund G Class	59,184	533,248
		3,380,733
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	81,592	642,132
High Income Fund G Class	20,857	166,857
Inflation-Adjusted Bond Fund G Class	5,993	60,830
		869,819
International Fixed Income Funds — 2.8%
Emerging Markets Debt Fund G Class	10,746	89,943
Global Bond Fund G Class	29,348	241,237
		331,180
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,236,881)		11,908,393
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$11,908,393

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$2,194	$675	$45	$(219)	$2,605	190	$(2)	—
Avantis U.S. Small Cap Value Fund	203	57	3	(24)	233	17	—	—
Focused Dynamic Growth Fund(3)	1,453	495	30	(199)	1,719	39	(2)	—
Focused Large Cap Value Fund	1,441	511	128	(107)	1,717	185	(13)	$10
Heritage Fund(3)	346	118	—	(58)	406	19	—	—
Mid Cap Value Fund	345	120	10	(38)	417	29	(2)	2
Small Cap Growth Fund	197	68	—	(36)	229	13	—	—
Avantis Emerging Markets Equity Fund	271	84	4	(30)	321	31	(1)	—
Avantis International Equity Fund	805	269	26	(86)	962	92	(2)	—
Emerging Markets Fund	407	136	9	(54)	480	51	(2)	—
Focused International Growth Fund	449	166	1	(74)	540	38	—	—
Global Real Estate Fund	270	85	1	(30)	324	30	—	—
International Small-Mid Cap Fund	182	67	—	(28)	221	26	—	—
Non-U.S. Intrinsic Value Fund	450	173	12	(78)	533	59	—	—
Avantis Core Fixed Income Fund	537	172	40	(27)	642	82	(5)	6
High Income Fund	136	39	2	(6)	167	21	—	3
Inflation-Adjusted Bond Fund	49	14	—	(2)	61	6	—	—
Emerging Markets Debt Fund	73	23	1	(5)	90	11	—	1
Global Bond Fund	199	58	7	(9)	241	29	(1)	2
	$10,007	$3,330	$319	$(1,110)	$11,908	968	$(30)	$24
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.